Execution Copy

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
Depositor

CITIBANK, N.A.,
Trustee

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Master Servicer and Securities Administrator

EMC MORTGAGE CORPORATION,
Sponsor and Company

AMENDMENT NO. 2

dated as of February 17, 2010

Amending the

POOLING AND SERVICING AGREEMENT

among the Depositor, the Trustee, the Master Servicer, the Securities Administrator, the
Company and the Sponsor

Dated as of July 1, 2006
as amended by Amendment No. 1 dated as of October 24, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
Bear Stearns Alt-A Trust,  2006-5,
Mortgage Pass-Through Certificates, Series 2006-5

1

AMENDMENT NO. 2 (the “Amendment”), dated as of the 17th day of February, 2010, to the Agreement (defined below).  Capitalized terms used herein shall have the meanings given thereto in the Agreement.

WHEREAS, STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (the “Depositor”), CITIBANK, N.A., as trustee (the “Trustee”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the “Master Servicer”), and as securities administrator (in such capacity, the “Securities Administrator”) and EMC MORTGAGE CORPORATION, as sponsor (in such capacity, the “Sponsor”), and as company (in such capacity, the “Company”), entered into a Pooling and Servicing Agreement, dated as of July 1, 2006 (the “Pooling and Servicing Agreement”), providing for the issuance of Bear Stearns ALT-A Trust 2006-5, Mortgage Pass-Through Certificates Series 2006-5 (the “Certificates”); and

WHEREAS, the Company, the Depositor, the Master Servicer, the Securities Administrator and the Trustee entered into an amendment to the Pooling and Servicing Agreement, dated as of October 24, 2006 (“Amendment No. 1” and, together with the Pooling and Servicing Agreement, the “Agreement”); and

WHEREAS, Section 11.02(a)(iii) of the Agreement permits the amendment of the Agreement by the Company, the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Certificateholders, to conform any provisions of the Agreement to the provisions in the Prospectus, dated March 28, 2006, as supplemented by the Prospectus Supplement dated July 31, 2006 (collectively, the “Prospectus”), relating to the offering of the Offered Certificates; and

WHEREAS, Section 6.04(b) eighth and ninth of the Agreement do not conform to the provisions of the Prospectus; and

WHEREAS, an Opinion of Independent Counsel has been rendered to the effect that, based on the qualifications and assumptions set forth therein, the Amendment is permitted under the Agreement; and

WHEREAS, the execution of this Amendment has been duly authorized by the Company, the Depositor, the Master Servicer, the Securities Administrator and the Trustee; and

NOW THEREFORE, the Company, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

Section 1.  The Agreement is hereby amended as follows (emphasis added to show changes):

Section 6.04(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

(b)   (i) With respect to any Group II Certificates on any Distribution Date, the principal portion of each Realized Loss on a Group II Mortgage Loan shall be allocated as follows:

first, to the Class II-B-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

second, to the Class II-B-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

third, to the Class II-B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

fourth, to the Class II-B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

fifth, to the Class II-B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

sixth, to the Class II-B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

seventh, to the Class II-A-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

eighth, to the Class II-A-1 Certificates and the Class II-A-2 Certificates, pro rata, until the Certificate Principal Balance thereof has been reduced to zero~~; and~~

~~ninth, to the Class II-A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero~~.

Section 2.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

2

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By: /s/ Mary P. Haggerty
Name: Mary P. Haggerty
Title: Vice President

CITIBANK, N.A., as Trustee

By: /s/ John Hannon
Name: John Hannon
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator

By: /s/ Elisabeth A. Brewster
Name: Elisabeth A. Brewster
Title: Vice President

EMC MORTGAGE CORPORATION, as Sponsor and Company

By: /s/ Jodi Brown-Kerns
Name: Jodi Brown-Kerns
Title: Senior Vice President

3

STATE OF NEW YORK                                     )
) ss.:
COUNTY OF NEW YORK                                 )

On the 17th day of February, 2010, before me, a notary public in and for said State, personally appeared Mary P. Haggerty, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Sherry Ann D Ferary
Notary Public

[Notarial Seal]

STATE OF NEW YORK                                     )
) ss.:
COUNTY OF NEW YORK                                 )

On the 17th day of February, 2010, before me, a notary public in and for said State, personally appeared John Hannon, known to me to be a Vice President of Citibank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Zenaida Santiago
Notary Public

[Notarial Seal]

STATE OF MARYLAND                                   )
) ss.:
COUNTY OF ANNE ARUNDEL                       )

On the 17th day of February, 2010, before me, a notary public in and for said State, personally appeared Elisabeth A. Brewster, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Cynthia C. Day
Notary Public

[Notarial Seal]

STATE OF TEXAS                                              )
) ss.:
COUNTY OF DALLAS                               )

On the 17th day of February, 2010, before me, a notary public in and for said State, personally appeared Jodi Brown-Kerns, known to me to be a Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Mickie S. Gilmore
Notary Public

[Notarial Seal]